UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 21, 2003



                             AMCORE FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-13393

           NEVADA                                             36-3183870
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                            Identification No.)


                  501 Seventh Street, Rockford, Illinois 61104
                         Telephone number (815) 968-2241


                                 Not Applicable
          (Former name or former address, if changed since last report)





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ITEM 9: Regulation FD Disclosure.

AMCORE Financial, Inc. is furnishing herewith, in the press release attached hereto as Exhibit 99.1, certain information contained therein pursuant to Regulation FD.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: January 22, 2003                 AMCORE Financial, Inc.

                                       (Registrant)






                                       /s/ John R. Hecht
                                       -----------------------------
                                       John R. Hecht
                                       Executive Vice President and
                                       Chief Financial Officer
                                       (Duly authorized officer of the
                                       registrant and principal financial
                                       officer)

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release, dated January 21, 2003.